FIFTEENTH AMENDMENT AGREEMENT

dated as of 7 September 2016

(the "Amendment Agreement")

to the ISDA MASTER AGREEMENT dated as of 9 January 2008 (the "Agreement")

between

HERMES INVESTMENT MANAGEMENT LIMITED (the "Investment Manager") acting as agent and signatory for each of the principals, severally and not jointly, listed in Annex A to the Agreement (each such principal being a "Party A" and a "Principal")	**and**	**HSBC BANK PLC** ("Party B")

The parties have previously entered into the Agreement (including, for the avoidance of doubt, the Schedule and the Credit Support Annex thereto) and have now agreed to amend the Agreement by the terms of this Amendment Agreement.

Accordingly, in consideration of the mutual agreements contained in this Amendment Agreement, the parties agree as follows:

1. **Amendments**

The Agreement is amended as follows:

1.1. Annex A to the Agreement is hereby deleted in its entirety and replaced with the new Annex A set out in Attachment I hereto.

1.2. The Credit Support Annex to the Agreement, as amended and restated on 29th March 2012, in the form of Exhibit 1 as supplemented by the relevant terms set out in Exhibits 2 to 4 to the amendment agreement between the parties of such date (each supplement respectively the "**Exhibit 2 Credit Support Annex**", the "**Exhibit 3 Credit Support Annex**" and the "**Exhibit 4 Credit Support Annex**") shall be deemed to apply to the Principals so described in Annex A to the Schedule to the Agreement, as attached in Attachment I hereto, as the same may be amended from time to time.

1.3. The Exhibit 4 Credit Support Annex shall be amended as follows:

1.3.1. A new Appendix 1 in the form attached in Attachment II hereto shall be attached to and deemed to form part of the Exhibit 4 Credit Support Annex, as the same may be amended from time to time.

1.3.2. Paragraph 11(a)(i) (**Base Currency**) shall be deleted in its entirety and replaced as follows:

"(i) "**Base Currency**" means, in respect of each Principal, the currency nominated as Base Currency for such Principal in Appendix 1 hereto."

1.3.3. Paragraph 11(a)(ii) (**Eligible Currency**) shall be deleted in its entirety and replaced as follows:

"(ii) "**Eligible Currency**" means, in respect of each Principal, the currencies nominated as Eligible Currencies for such Principal in Appendix 1 hereto."

1.3.4. Paragraph 11(b)(iii)(C) (**Minimum Transfer Amount**) shall be deleted in its entirety and replaced as follows:

"(C) "**Minimum Transfer Amount**" means with respect to Party A and Party B: the amount specified by the name of the relevant Principal in Appendix 1 hereto."

1.3.5. Paragraph 11(b)(iii)(D) (**Rounding**) shall be deleted in its entirety and replaced as follows:

"(D) "**Rounding**". The Delivery Amount will be rounded up and the Return Amount will be rounded down, in each case to the nearest integral multiple of the amount designated as the Rounding amount by the name of the relevant Principal in Appendix 1 hereto."

1.3.6. A new paragraph shall be added to each of the Exhibit 2 Credit Support Annex (as a new Paragraph 11(k) thereto), the Exhibit 3 Credit Support Annex (as a new Paragraph 11(m) thereto), and the Exhibit 4 Credit Support Annex (as a new Paragraph 11(l) thereto) as follows:

"(*) **ISDA 2014 Collateral Agreement Negative Interest Protocol.** Notwithstanding that a party to this Agreement (or where a party is acting through an investment manager, the investment manager acting as agent on such party's behalf) may not have adhered to the ISDA 2014 Collateral Agreement Negative Interest Protocol published by the International Swaps and Derivatives Association, Inc. on May 12, 2014 (the "**Negative Interest Protocol**"), the parties agree that this Annex shall be deemed to be a Protocol Covered Collateral Agreement as defined therein. The provisions of the Negative Interest Protocol are incorporated by reference into and shall apply to this Annex as if both parties were Adhering Parties to the Negative Interest Protocol, with the Implementation Date deemed to be the date of this Agreement. Capitalised terms used in this paragraph but not defined shall have the same meaning as set out in the Negative Interest Protocol."

2. Representations

The parties make the representations set forth in Section 3(a)(i), (ii), (iii), (iv) and (v) of the Agreement, except that all references in those sections to "this Agreement" (or words or phrases of similar meaning) shall be deemed to be references to this Amendment Agreement and the Agreement, as amended hereby.

3. Miscellaneous

3.1 Except as specifically amended by the Amendment Agreement, the Agreement will continue in full force and effect and this Amendment Agreement will not be construed as a waiver of existing rights under the Agreement. Accordingly, for the avoidance of doubt, the provisions of, or incorporated in, the Agreement relating to Entire Agreement (Section 9(a)), Amendments (Section 9(b)), Survival of Obligations (Section 9(c)), Remedies Cumulative (Section 9(d)), No Waiver of Rights (Section 9(f)), Headings (Section 9(g)), Notices (Section 12), Governing Law (Section 13(a)) and Waiver of Immunities (Section 13(d)) will also apply to this Amendment Agreement as though such provisions were set forth in full herein (except that references in such provisions to the Agreement will be deemed to be references to this Amendment Agreement).

3.2 From and after the effective date of this Amendment Agreement, all references in the Agreement to "this Agreement" (or words or phrases of a similar meaning) will be deemed to be references to the Agreement, as amended by this Amendment Agreement.

3.3 All capitalised terms used in this Amendment Agreement but not defined herein will have the meanings set forth in the Agreement.

3.4 This Amendment Agreement and any non-contractual obligations arising out of or in relation to this Amendment Agreement will be governed by and construed in accordance with English law. All disputes arising out of or relating to this Amendment Agreement or any non-contractual obligations arising out of or relating to this Amendment Agreement shall be submitted to the jurisdiction of the English courts.

IN WITNESS WHEREOF the parties have executed this Amendment Agreement on the respective dates specified below with effect from the date specified on the first page of this document.

HERMES INVESTMENT MANAGEMENT LIMITED acting as agent and signatory for each of the Principals, severally and not jointly, listed in Annex A to the Agreement

By: ______________________

Name: IAN KENNEDY

Title: Authorised Signatory

Date: 09.09.2016.

HSBC BANK PLC

By: ______________________

Name:

Title:

Date:

DON G. PEARCE

AUTHORISED SIGNATORY

ATTACHMENT I

ANNEX A - PRINCIPALS

	Name of Principals	Entity Type	Applicable Credit Support Annex
1.	BT Pension Scheme Trustees Limited as Trustees of the BT Pension Scheme	UK Pension Fund	For non-FX Transactions: Exhibit 2 For certain FX Transactions: Exhibit 3
2.	Hermes Pension Trustees Limited as trustees of the Hermes Group Pension Scheme	UK Pension Fund	Exhibit 4
3.	Hermes Investment Funds public limited company for and in respect of Hermes Global Equity Fund (formerly: Hermes Quant Global Equity Fund)	Irish UCITS Principal	Exhibit 4
4.	Hermes Investment Funds public limited company for and in respect of Hermes Global Emerging Markets Fund	Irish UCITS Principal	Exhibit 4
5.	Hermes Investment Funds public limited company for and in respect of Hermes European Alpha Equity Fund (formerly Hermes Sourcecap European Alpha Fund)	Irish UCITS Principal	Exhibit 4
6.	Hermes Investment Funds public limited company for and in respect of Hermes Global High Yield Credit Fund (formerly Hermes Global High Yield Bond Fund)	Irish UCITS Principal	Exhibit 4
7.	Hermes Investment Funds public limited company for and in respect of Hermes Asia ex-Japan Equity Fund	Irish UCITS Principal	Exhibit 4
8.	Hermes Investment Funds public limited company for and in respect of Hermes US SMID Equity Fund	Irish UCITS Principal	Exhibit 4
9.	Hermes Investment Funds Public Limited Company for and in respect of Hermes Multi-Strategy Credit Fund	Irish UCITS Principal	Exhibit 4
10.	Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Equity ESG Fund	Irish UCITS Principal	Exhibit 4
11.	Hermes Investment Funds Public Limited Company for and in respect of Hermes Multi Asset Inflation Fund	Irish UCITS Principal	Exhibit 4
12.	Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Small Cap Equity Fund	Irish UCITS Principal	Exhibit 4
13.	Hermes Investment Funds Public Limited Company for and in respect of Hermes Absolute Return Credit Fund	Irish UCITS Principal	Exhibit 4
14.	Hermes Investment Funds Public Limited Company for and in respect of Hermes US All Cap Equity Fund	Irish UCITS Principal	Exhibit 4
15.	Barclays Multi-Manager Fund Public Limited Company for and in respect of Global Access Pacific Rim (Ex-Japan) Fund	Irish UCITS Principal	Exhibit 4
16.	Russell Investment Company Public Limited Company for and in respect of Russell Global High Yield Fund	Irish UCITS Principal	Exhibit 4
17.	**Russell Investment Company Public Limited Company for and in respect of Unconstrained Bond Fund**	**Irish UCITS Principal**	**Exhibit 4**

ATTACHMENT II

APPENDIX 1 TO THE EXHIBIT 4 CREDIT SUPPORT ANNEX

Principal	Base Currency	Eligible Currency	Minimum Transfer Amount	Rounding
Hermes Pension Trustees Limited as trustees of the Hermes Group Pension Scheme	GBP	GBP	GBP 250,000	GBP 10,000
Hermes Investment Funds public limited company for and in respect of Hermes Global Equity Fund (formerly Hermes Quant Global Equity Fund)	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds public limited company for and in respect of Hermes Global Emerging Markets Fund	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds public limited company for and in respect of Hermes European Alpha Equity Fund (formerly Hermes Sourcecap European Alpha Fund)	EUR	EUR	EUR 250,000	EUR 10,000
Hermes Investment Funds public limited company for and in respect of Hermes Global High Yield Credit Fund (formerly Hermes Global High Yield Bond Fund)	EUR	EUR	EUR 250,000	EUR 10,000
Hermes Investment Funds public limited company for and in respect of Hermes Asia ex-Japan Equity Fund	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds public limited company for and in respect of Hermes US SMID Equity Fund	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds Public Limited Company for and in respect of Hermes Multi-Strategy Credit Fund	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Equity ESG Fund	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds Public Limited Company for and in respect of Hermes Multi Asset Inflation Fund	GBP	GBP	GBP 250,000	GBP 10,000

Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Small Cap Equity Fund	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds Public Limited Company for and in respect of Hermes Absolute Return Credit Fund	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds Public Limited Company for and in respect of Hermes US All Cap Equity Fund	USD	USD	USD 250,000	USD 10,000
Barclays Multi-Manager Fund Public Limited Company for and in respect of Global Access Pacific Rim (Ex-Japan) Fund	USD	USD	USD 250,000	USD 10,000
Russell Investment Company Public Limited Company for and in respect of Russell Global High Yield Fund	EUR	EUR	EUR 250,000	EUR 10,000
Russell Investment Company Public Limited Company for and in respect of Unconstrained Bond Fund	**USD**	**USD**	**USD 250,000**	**USD 10,000**